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                                                                    EXHIBIT 32.2

                                  Certification
                       Pursuant to 18 U.S.C. Section 1350,
                      As Adopted Pursuant to Section 906 of
                        the Sarbanes - Oxley Act of 2002

In connection with the quarterly report on Form 10-Q of American Oriental Bioengineering, Inc. (the "Company") for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Company certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

         i. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         ii. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yanchun Li
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Yanchun Li
Acting Chief Financial Officer
May 12, 2006